Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

(Pursuant to Rule 13a-14(a) of the

Securities Exchange Act of 1934, as amended,

as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, Mark Smith, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Gevo, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 3, 2012

By:	/s/ MARK SMITH
Mark Smith Chief Financial Officer (Principal Financial and Accounting Officer)